UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2026
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DEL MONTE CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited
P.O. Box 1569, 6th Floor, Athena Tower, 71 Fort Street
George Town, Grand Cayman, KY1-1110
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	DMC	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2026, Del Monte Corporation (f/k/a Fresh Del Monte Produce Inc.) (the “Company”) and certain of its subsidiaries entered into Amendment No. 3 to the Second Amended and Restated Credit Agreement (the “Third Amendment”) with the financial institutions and other lenders named therein, including Bank of America, N.A. as administrative agent (the “Administrative Agent”). The Third Amendment amended the Company’s Second Amended and Restated Credit Agreement, dated as of October 1, 2019, as amended by Amendment No. 1 dated as of December 30, 2022 and as amended by Amendment No. 2 dated as of February 21, 2024 (as previously amended, the “Credit Agreement”). Certain direct and indirect subsidiaries of the Company have guaranteed the obligations under the Credit Agreement.

The Third Amendment, among other things, (i) increases the aggregate Revolving Commitments (as defined in the Credit Agreement) from $750,000,000 to $900,000,000, (ii) increases the aggregate L/C Commitments (as defined in the Credit Agreement) from $750,000,000 to $900,000,000, (iii) amends and restates the definition of “Term SOFR” to remove reference to the ten (10) basis points adjustment to SOFR (as defined in the Credit Agreement) and (iv) makes conforming changes to reflect the Company’s name change and other administrative changes.

All other material terms of the Credit Agreement, as amended, remained unchanged. The foregoing summary of the material terms and conditions of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.30A to this Current Report on Form 8-K.

The Company has other commercial relationships with certain parties to the Credit Agreement. Several of the lenders or their affiliates furnish general financing and banking services to the Company.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.30A
Amendment No. 3 to the Second Amended and Restated Credit Agreement, dated as of July 15, 2026, by and among Del Monte Corporation, and certain subsidiaries named therein and the lenders and agents named therein.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	July 21, 2026	/s/ Monica Vicente
Monica Vicente
Senior Vice President and Chief Financial Officer